UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

HELIO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-56744	92-0586004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2448 Sixth Street, Berkeley, California 94710
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 545-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2025, Helio Corporation (the “Company”) entered into an Exchange Agreement with each of Gregory T. Delory, the Company’s Chief Executive Officer and the Chairman of the Board of Directors (“Delory Exchange Agreement”), and Paul S. Turin, the Company’s Chief Engineer and a member of the Compay’s Board of Directors (“Turin Exchange Agreement” and collectively, the “Exchange Agreements”).

Pursuant to Delory Exchange Agreement, promissory notes held by Mr. Delory in the aggregate outstanding amount of $315,188.36, consisting of an aggregate principal amount of $288,280.53 and $26,907.83 in accrued and payable interest were cancelled in exchange for an aggregate of 2,204,561 shares of common stock.

Pursuant to Turin Exchange Agreement, promissory notes held by Mr. Turin in the aggregate outstanding amount of $742,576.73, consisting of an aggregate principal amount of $680,773.00 and $61,803.73 in accrued and payable interest were cancelled in exchange for an aggregate of 5,193,898 shares of common stock.

The number of shares issued to Mr. Delory and Mr. Turin under the Exchange Agreements was calculated using a conversion price of $0.142971, which represents the volume-weighted average price (VWAP) of the Company’s common stock for the twenty (20) Trading Days preceding the date of the Exchange Agreements, as reported by OTC Markets Group.

Copies of the Delory Exchange Agreement and Turin Exchange Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On December 2, 2025, the Company issued two zero-interest, on-demand promissory notes, each dated December 2, 2025 (the “Notes”), one in the principal amount of $25,404.00 to Gregory T. Delory and the other in the principal amount of $15,773.00 to Paul S. Turin. The Notes evidence past advances previously made by Mr. Delory and Mr. Turin to the Company and do not represent new borrowings. The Notes were included in debt cancelled under the Exchange Agreements disclosed in Item 1.01 of this Current Report on Form 8-K. .

Copies of the Mr. Delory’s Note and Mr. Turin’s are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On December 1, 2025, the Company received a notice from a noteholder asserting that such holder’s Amended and Restated Secured Promissory Note, dated October 15, 2024, in the principal amount of $250,000 bearing interest at a rate of 9.75% per annum (the “Secured Note”)is in default due to the Company’s failure to repay the outstanding amount of within grace period of the Secured Note’s November 5, 2025 maturity date. The notice states that the noteholder is demanding repayment and that the noteholder may elect to exercise remedies available to the noteholder under the Note. The Company is evaluating the notice and its rights and obligations thereunder.

Item 3.02 Unregistered Sales of Equity Securities.

On December 2, 2025, the Company issued an aggregate of 7,398,459 shares of Common Stock to Mr. Delory and Mr. Turin in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). No commissions or other remuneration were paid in connection with the exchange. The shares have not been registered under the Securities Act and constitute “restricted” and “control” securities under Rule 144 promulgated under the Securities Act.

The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements.

The exchange transactions described under Item 1.01 and Item 3.02 of this Current Report on Form 8-K constitute related-person transactions. The sole independent director approved the terms of Exchange Agreements and determined that the transactions are fair to the Company.

The disclosures in Item 1.01, Item 2.03 (pertaining to the Notes issued to Mr. Delory and Mr. Turin only) and Item 3.02 of this Form 8-K are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement, dated December 2, 2025, between Helio Corporation and Gregory T. Delory
10.2	Exchange Agreement, dated December 2, 2025, between Helio Corporation and Paul S. Turin
10.3	Promissory Note, dated December 2, 2025, issued to Gregory T. Delory
10.4	Promissory Note, dated December 2, 2025, issued to Paul S. Turin
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIO CORPORATION

Date: December 4, 2025	By:	/s/ Gregory T. Delory
	Name:	Gregory T. Delory
	Title:	Chief Executive Officer

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